Exhibit 1


                                __________ Shares

                             FORT JAMES CORPORATION

                                  Common Stock
                           (par value $.10 per share)



                             UNDERWRITING AGREEMENT





February __, 1998


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Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Smith Barney Inc.
c/o Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York  10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
Smith Barney Inc.
c/o Morgan Stanley & Co. International Limited
         25 Cabot Street
         Canary Wharf
         London E14 4QA
         England

Ladies and Gentlemen:

                  Certain shareholders (the "Selling Shareholders") of Fort James Corporation (formerly James River Corporation of Virginia), a Virginia corporation (the "Company"), named in Schedule I hereto severally propose to sell to the several Underwriters (as defined below), an aggregate of __________ shares of common stock, par value $.10 per share (the "Firm Shares"), of the Company, each Selling Shareholder selling the number of Firm Shares set forth opposite such Selling Shareholder's name in Schedule I hereto.

                  It is understood that, subject to the conditions hereinafter stated, __________ Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and __________ Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule III hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Merrill Lynch International and Smith Barney Inc. shall act as representatives (the "International Representatives"; and together with the U.S. Representatives, the "Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters".

                  The Selling Shareholders also propose to sell to the several U.S. Underwriters not more than an additional __________ shares of Common Stock (as defined below), divided among the Selling Shareholders as set forth opposite such Selling Shareholder's name on Schedule I hereto (collectively, the "Additional Shares"; and, together with the Firm Shares, the "Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of Common Stock granted to the U.S. Underwriters in Article III hereof. Any purchase of

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Additional Shares by the U.S. Underwriters shall be sold by the Selling
Shareholders pro rata in accordance with Firm Shares sold. The shares of common stock, par value $.10 per share, of the Company are hereinafter referred to as the "Common Stock".

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-45519) relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, and including all documents incorporated by reference therein, the exhibits thereto and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares, including all documents incorporated by reference therein, are hereinafter collectively referred to as the "Prospectus". If the Company has filed an abbreviated registration statement to register additional shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then any reference herein to the "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed, pursuant to Item 12(b) of Form S-3 under the Securities Act, to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The term "Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement referred to below became or shall become effective. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to the foregoing shall be deemed to include the copy filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                  The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement under the Securities Act is in effect, and no proceedings for that purpose are pending before or, to the knowledge of the Company, have been instituted or are contemplated by, the Commission.

                  (b) The Company meets the requirements for use of Form S-3 under the Securities Act. (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the

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                                       3

         Prospectus complied when it was filed or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) when the Registration Statement became effective, the Registration Statement and Prospectus, and, if applicable, any amendments or supplements thereto, did, and on the Closing Date referred to below, will, in all material respects conform to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement and, if applicable, any amendment or supplement thereto at their respective effective dates and on the Closing Date did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
         (iv) the Prospectus at the time the Registration Statement became effective or the Prospectus together with any supplement thereto at their respective issue dates did not, and at the Closing Date referred to below, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the U.S. Representatives specifically for use in connection with the preparation of the Registration Statement or the Prospectus or any supplement thereto. The Prospectus delivered to the Underwriters for use in connection with the offering was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or other), earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), and (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable.

                  (f) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

                  (g) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice


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         or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Fort James Operating Company (formerly James River Paper Company, Inc.) ("FJOC") or FORT JAMES N.V. ("FJNV"); and, together with FJOC, the "Significant Subsidiaries") pursuant to any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Significant Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will any such action result in any violation of the provisions of the charter or by-laws of the Company or any Significant Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, known to the Company having jurisdiction over the Company or any Significant Subsidiary or any of their respective assets, properties or operations which would result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (h) Except as disclosed in the Registration Statement or the Prospectus (including the documents incorporated therein by reference), or as would not, individually or in the aggregate, have a Material Adverse Effect:

                           (i) the Company and the Significant Subsidiaries (A)
                  are in compliance with all, and are not subject to any asserted liability or, to the Company's knowledge, any liability, in each case with respect to any, applicable Environmental Laws (as defined below), (B) hold or have applied for all Environmental Permits (as defined below) and
                  (C) are in compliance with their respective Environmental Permits;

                           (ii) neither the Company nor any Significant
                  Subsidiary has received any written notice, demand, letter, claim or request for information alleging that the Company or any of its subsidiaries may be in violation of, or liable under, any Environmental Law;

                           (iii) neither the Company nor any Significant
                  Subsidiary (A) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials (as defined below) and, to the knowledge of the Company, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto, or (B) is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials; and


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                           (iv) none of the real property owned or leased by the
                  Company or any Significant Subsidiary is listed or, to the knowledge of the Company, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date hereof, or any similar state or foreign list of sites requiring investigation or cleanup.

         For purposes of this Agreement:

                  "CERCLA" means Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

                  "Environmental Laws" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, treaty, writ or order and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, judgment, stipulation, injunction, permit, authorization, policy, opinion, or agency requirement, in each case having the force and effect of law, relating to the pollution, protection, investigation or restoration of the environment, health and safety or natural resources, including, without limitation, those relating to the use, handling, presence, transportation, treatment, storage, disposal, release, threatened release or discharge of Hazardous Materials or noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

                  "Environmental Permits" means any permit, approval, identification number, license and other authorization required under any applicable Environmental Law.

                  "Hazardous Materials" means (a) any petroleum, petroleum by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (b) any chemical, material or other substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

                  (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency by or on behalf of the Company is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering or sale of the Shares hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been already obtained, and except for such that would not reasonably be expected to have a Material Adverse Effect or as may be required under the Securities Act or the applicable rules and regulations of the Commission thereunder or state securities laws.

                  (j) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that the Company does not make any representation as to any actions that may be taken by any Underwriter); and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Registration Statement, any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the Securities Act.


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                                       6


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                           OF THE SELLING SHAREHOLDERS

                  Each of the Selling Shareholders, severally and not jointly with the other Selling Shareholders as to itself only, represents and warrants to, and agrees with each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                  (b) Assuming the accuracy of the Company's representations in paragraphs (a) and (b) of Article I, the execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and Norwest Bank, Minnesota, N.A., as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by such Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law (other than any state securities law or Blue Sky law or any foreign law), or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions in connection with the offer and sale of the Shares.

                  (c) On the date hereof, such Selling Shareholder has valid title to the Shares to be sold by such Selling Shareholder; on the Closing Date, such Selling Shareholder will have valid title to the Shares to be sold by such Selling Shareholder; and, on the date hereof, such Selling Shareholder has the legal right and power, and, assuming the accuracy of the Company's representations in paragraphs (a) and (b) of Article I, all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                  (d) If the Selling Shareholder has executed and delivered a Custody Agreement, such Custody Agreement has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder.

                  (e) Upon delivery of, and payment for, the Shares to be sold


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                                       7

         by such Selling Shareholder pursuant to this Agreement, the Underwriters will acquire title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.


                                   ARTICLE III

                               AGREEMENTS TO SELL
                               AND PURCHASE SHARES

                  Subject to the terms and conditions and on the basis of the representations and warranties herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from such Selling Shareholder, at $________ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholders as the aggregate number of Firm Shares set forth in Schedules II and III opposite the name of such Underwriter bears to the total number of Firm Shares.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each of the Selling Shareholders agrees, severally and not jointly, to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to __________ Additional Shares at the Purchase Price. Additional Shares may be purchased as provided in Article V hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

                  The Company hereby agrees, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, (i) not to effect any public sale or distribution of any Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock (together with the Common Stock, the "Securities") (other than any such sale or distribution of such Securities pursuant to registration of such Securities on Form S-4 or S-8 or any successor forms or any such sale or distribution of such Securities in connection with any merger or consolidation involving the Company or a subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital equity or substantially all of the assets of any other person or entity), during the 14 days prior to, and during the 90 days beginning on the Effective Date of the Registration Statement, except as part of such Registration Statement and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Securities shall contain a provision under which holders of such Securities agree not to effect any public sale or distribution of any such Securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph shall not (A) prevent the conversion or exchange of any



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                                       8

Securities pursuant to their terms into or for other Securities and (B) apply to any issuance of Securities under the Rights Agreement (as defined in the Registration Statement).


                                   ARTICLE IV

                            TERMS OF PUBLIC OFFERING

                  The Selling Shareholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Selling Shareholders are further advised by you that the Shares are to be offered to the public initially at $_______ a Share (the "public offering price") and to certain dealers selected by you at a price that represents a concession not in excess of $_______ a Share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_________ a Share, to any Underwriter or to certain other dealers.

                  Each U.S. Underwriter hereby makes to and with the Selling Shareholders the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to and with the Selling Shareholders the representations and agreements for such International Underwriter contained in the seventh, eighth and ninth paragraphs of Article III of such Agreement.

                                    ARTICLE V

                                 DELIVERY OF AND
                               PAYMENT FOR SHARES

                  Payment for the Firm Shares to be sold by each Selling Shareholder shall be made by wire transfers payable to the order of the Custodian in federal funds or other funds immediately available in New York City against delivery of such Firms Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on ____________, 1998, or at such other time on the same or such other date, not later than ____________, 1998, as shall be agreed to by you and the Selling Shareholders. The time and date of each such payment are hereinafter referred to as the "Closing Date".

                  Payment for any Additional Shares shall be made by wire transfers payable to the order of the Custodian in federal funds or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the U.S. Representatives to the Selling Shareholders and the Company of your determination, on behalf of the Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than March __, 1998, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date". The


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                                       9

notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

                  Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing to the Company not later than 9:30 a.m., New York City Time on the business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                                   ARTICLE VI

                            CONDITIONS TO OBLIGATIONS
                             OF SELLING SHAREHOLDERS
                                AND UNDERWRITERS

                  (a) The obligations of the Selling Shareholders and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

                  (b) The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) under the Securities Act, the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b).

                  (ii) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman, Chief Executive Officer, an Executive Vice President, a Senior Vice President or a Vice President and by the principal financial or accounting officer or treasurer, dated the Closing Date, to the effect that, to the best of their knowledge, based upon reasonable investigation:

                           (A) the representations and warranties of the Company
                  in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (B) no stop order suspending the effectiveness of the
                  Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                           (C) since the date of the most recent financial




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                                       10

                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change or development involving a prospective material adverse change in the condition (financial or other), earnings or business of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (iii) The Underwriters shall have received on the Closing Date a certificate dated the Closing Date from each Selling Shareholder to the effect that, to the best knowledge of such Selling Shareholder, after due inquiry, the representations and warranties of such Selling Shareholder contained herein are true and correct in all respects as of the Closing Date.

                  (iv) You shall have received on the Closing Date an opinion of McGuire, Woods, Battle & Boothe LLP, Counsel for the Company, in form and substance satisfactory to you and your counsel, dated the Closing Date, to the effect that:

                           (A) The Company has been duly organized and is
                  validly existing and in good standing under the laws of the Commonwealth of Virginia; FJOC has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation; each of the Company and FJOC has corporate power and authority to conduct its business as described in the Prospectus; each of the Company and FJOC is, if applicable, duly qualified to do business and is, if applicable, in good standing in each jurisdiction in which it owns or leases a material amount of real property;

                           (B) The Shares have been duly authorized and are
                  validly issued, fully paid and non-assessable;

                           (C) All of the outstanding shares of capital stock of
                  the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially, directly or indirectly (except as otherwise stated in the Prospectus), by the Company subject to no perfected mortgage, pledge, lien, encumbrance, charge or adverse claim and, to the knowledge of such counsel, any other mortgage, pledge, lien, encumbrance, charge or adverse claim;

                           (D) This Agreement has been duly authorized, executed
                  and delivered by the Company;

                           (E) The descriptions in the Registration Statement
                  and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) or to be filed as



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                                       11

                  exhibits to the Registration Statement that are not described and filed as required; and

                           (F) The Company's execution, delivery and performance
                  of this Agreement, or the consummation of the transactions herein contemplated and the Company's compliance with its obligations under this Agreement, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company or any Significant Subsidiary is a party or by which it is bound or to which any of the property of the Company or any Significant Subsidiary is subject, the Company's or any Significant Subsidiary's Articles of Incorporation, as amended to date, or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters; provided that no opinion is called for with respect to any such consent, approval, authorization or order required to be obtained under the Securities Act and the applicable rules and regulations of the Commission thereunder that have been obtained or as may be required under state securities laws or Blue Sky Laws of the various states.

         Such counsel shall also state that: they have no reason to believe that at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time the Prospectus is issued or at the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents from which information is incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act and of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no belief as to the financial statements or other financial information included in any of the documents mentioned in this sentence.

                  References to the Prospectus in this paragraph (iv) include any supplements thereto at the Closing Date.

                  (v) You shall have received on the Closing Date an opinion of DeBrauw, Blackstone & Westbroek, Counsel for the FJNV, in form and substance satisfactory to you and your counsel, dated the Closing Date, to the effect that:

                           (A) FJNV has been duly organized and is validly
                  existing and, if applicable, in good standing under the laws of the Netherlands; has corporate power and authority to conduct its business as described in the Prospectus; FJNV is, if applicable, duly qualified to do business and is, if applicable, in good standing in each jurisdiction in which it owns or leases a material amount of real property;

                  (vi) The Company shall have furnished to the Representatives the opinion of Wachtell, Lipton, Rosen & Katz, counsel for the Company, dated the Closing Date, to the effect that:

                           (A) The authorized capital stock of the Company is as
                  set forth in the Prospectus; and the Shares conform to the description of the Common Stock contained in the Prospectus;

                           (B) Such counsel has been advised by the staff of the
                  Commission that the Registration Statement has become effective under the Securities Act on the date and at the time specified in such opinion; the Prospectus was filed pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement under the Securities Act has been issued and, to such counsel's knowledge, no proceeding has been instituted or threatened;

                           (C) The Registration Statement, including any Rule
                  462(b) Registration Statement, and the Prospectus, and any further amendments or supplements thereto (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and

                           (D) The descriptions in the Registration Statement
                  and the Prospectus (excluding any documents incorporated therein by reference) of contracts and other documents are accurate in all material respects.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York.

                   Such counsel shall also have furnished to the Representative, a written statement, addressed to the U.S. Underwriters and dated the Closing Date, to the effect that (i) no facts have come to their attention to lead them to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time the Prospectus is issued or at the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the documents from which information is incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act and of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no belief as to the financial statements or other financial information included in any of the documents mentioned in this sentence.

                  References to the Prospectus in this paragraph (v) include any supplements thereto at the Closing Date.

                  (vii) You shall have received on the Closing Date an opinion of counsel for each of the Selling Shareholders, in form and substance reasonably satisfactory to counsel to the Underwriters, dated the Closing Date, to the effect that:

                           (A) this Agreement has been duly authorized, executed
                  and delivered by or on behalf of the Selling Shareholder;

                           (B) the execution and delivery by the Selling
                  Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and, if applicable, the Custody Agreement and Power of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or, if applicable, the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                           (C) the Selling Shareholder has valid title to the
                  Shares to be sold by such Selling Shareholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement, and, if applicable, the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

                           (D) if applicable, the Custody Agreement of such
                  Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder; and

                           (E) delivery of the Shares to be sold by the Selling
                  Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                  (viii) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and such counsel shall have received such papers and information as they request for the purpose of enabling them to pass upon such matters.

                  The opinions of McGuire, Woods, Battle & Boothe LLP and Wachtell, Lipton, Rosen & Katz and each of the counsel described in paragraph (vi) above shall be rendered to you at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

                  (ix) On the date hereof and on the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Representatives a letter or letters, dated as of the date hereof and the Closing Date, in form and substance satisfactory to the U.S. Representatives, which confirms that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations of the Commission thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and Prospectus.

                  (x) Prior to the Closing Date, the Company shall have furnished to the U.S. Representatives such further information, certificates and documents as the U.S. Representatives may reasonably request.

                  If any of the conditions specified in this Article VI shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the U.S. Representatives. Notice of such cancellation shall be given to the Company and the Selling Shareholder in writing or by telephone or facsimile transmission confirmed in writing.


                                   ARTICLE VII

                            AGREEMENTS OF THE COMPANY

                  In further consideration of the agreements of the Underwriters herein contained, the Company covenants with the several Underwriters as follows:

                  (a) To use its best efforts to cause the Registration Statement, if not effective at the date hereof, and any amendment thereto, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (other than (A) any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference into the Prospectus and (B) such documents required to be filed during the period from the date hereof through the Closing Date) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.

         Subject to the foregoing sentence, the Company will cause the Prospectus and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the U.S. Representatives of such timely filing. The Company will advise the U.S. Representatives as promptly as practicable after it shall receive notice or obtain knowledge thereof (i) when the Registration Statement, if not effective at the date hereof, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement, including any Rule 462(b) Registration Statement, shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required under the Securities Act, to be delivered in connection with sales by an underwriter or dealer any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the applicable rules and regulations of the Commission thereunder, the Company as promptly as practicable will notify the U.S. Representatives and prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Article VII, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) Commencing within three months after the Effective Date of the Registration Statement, as soon as reasonably practicable, to make generally available to its security holders and to the U.S. Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                  (d) To furnish to the U.S. Representatives and counsel for the Underwriters, without charge, seven signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus in connection with sales by an underwriter or dealer may be required by the Securities Act, as many copies of the Prospectus and any supplement thereto as the U.S. Representatives may reasonably request. Copies of the Registration Statement and each amendment thereto, and the Prospectus furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) To use its best efforts to qualify the Shares for sale under the laws of such jurisdictions in the United States the U.S.

         Representatives may reasonably designate, to maintain such qualifications in effect so long as required for the distribution of the Shares and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD"), except that the Company shall not be required in connection therewith to qualify as a foreign corporation, to execute a general consent to service of process in any state or otherwise to subject itself to taxation in connection with any such qualification; and will arrange for the determination of the legality of the Shares for purchase by institutional investors.

                  (f) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto (including any post-effective amendment thereto) and the preparation, the printing and delivery to the Underwriters of copies of any preliminary prospectus and the Prospectus and any amendments or supplements thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement Among Underwriters to which the Company is a party, the Custody Agreement and such other documents as may be required in connection with the offering, purchase, sale or delivery of the Shares,
         (iii) the preparation, issuance and delivery of certificates for the Shares to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of paragraph (e) of this Article VII, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the filing of trade reports in the provinces of Canada, if any, including filing fees and fees and disbursements of Canadian counsel for the Underwriters in connection therewith, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, the review, if any, by the NASD of the terms of the sale of the Shares, (viii) the costs and expenses of the Company relating to investor presentations or any "road show" undertaken in connection with the marketing of the offering, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered by the Company in connection with the road show,
         (ix) the costs and charges of any transfer agent, registrar or depositary, (x) costs and charges of the Custodian and (xi) fees and disbursements of foreign counsel to the Company.

                  (g) If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Article VI hereof is not satisfied, because of any termination pursuant to Article XI hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters or the Selling Shareholders, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

                  (h) On the Closing Date, the Company shall deliver, or caused to be delivered, to the Selling Shareholders the opinions and the comfort letter, dated the Closing Date, referred to in Article VI. Such opinions and the comfort letter shall be addressed to the Selling Shareholders.


                                  ARTICLE VIII

                                CERTAIN EXPENSES

                  Each Selling Shareholder, severally and not jointly, agrees to pay or cause to be paid any underwriting discounts or commissions that may be payable in connection with the sale of the Shares by such Selling Shareholder.

                                   ARTICLE IX

                                 INDEMNIFICATION

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:
(i) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof (including any post-effective amendment), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as reasonably incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that any such settlement is effected with the written consent of the Company in the Company's sole discretion; and (iii) agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the U.S. Representatives expressly for use in connection with the preparation thereof; and provided further that the Company shall not be liable in any such case to any such Underwriter to the extent that any such loss, claim, damage or liability results from the fact that such Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus, as then amended or supplemented (excluding the documents incorporated by reference therein) if the Company has previously furnished copies thereof to such Underwriter, and if the Company has sustained the burden of proof that, with respect to statements or omissions, other than those made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the U.S. Representatives specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity, such Prospectus, or any amendment or supplement thereto (including the documents incorporated by reference therein) corrected the untrue statement or alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or alleged omission giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Company agrees to indemnify and hold harmless each

Selling Shareholder, the directors, officers, employees and agents of each Selling Shareholder and each person who controls any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act as follows: (i) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof (including any post-effective amendment), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as reasonably incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that any such settlement is effected with the written consent of the Company in the Company's sole discretion; and (iii) agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus; and provided further that the Company shall not be liable in any such case to any such Selling Shareholder to the extent that any such loss, claim, damage or liability results from the fact that an Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus, as then amended or supplemented (excluding the documents incorporated by reference therein) if the Company has previously furnished copies thereof to such Underwriter, and if the Company has sustained the burden of proof that, with respect to statements or omissions, other than those made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder expressly for use in the documents referred to in the foregoing indemnity, such Prospectus, or any amendment or supplement thereto (including the documents incorporated by reference therein) corrected the untrue statement or alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or alleged omission giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (c) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act as follows: (i) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof (including any post-effective amendment), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as reasonably incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that any such settlement is effected with the written consent of each Selling Shareholder in such Selling Shareholder's sole discretion; and (iii) agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however that each Selling Shareholder will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus; provided further that each Selling Shareholder shall not be liable in any such case to any such Underwriter to the extent that any such loss, claim, damage or liability results from the fact that such Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus, as then amended or supplemented (excluding the documents incorporated by reference therein) if the Company has previously furnished copies thereof to such Underwriter, and if the Company has sustained the burden of proof that, with respect to statements or omissions, other than those made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in connection with the documents referred to in the foregoing indemnity, such Prospectus, or any amendment or supplement thereto (including the documents incorporated by reference therein) corrected the untrue statement or alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or alleged omission giving rise to such loss, claim, damage or liability. Notwithstanding any other provision of this Article IX, the liability of each Selling Shareholder to each Underwriter shall not exceed the net amount received by each such Selling Shareholder (after deducting any underwriting discount) from the sale of the Shares pursuant to this Agreement.

                  (d) Each Selling Shareholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Selling Shareholder, but only with respect to untrue statements or omissions, or alleged untrue statements of a material fact required to be stated therein or necessary to make the statements therein not misleading or omissions made in the documents referred to in the foregoing indemnity in reliance on and in conformity with written information relating to such Selling Shareholder furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have. Notwithstanding any other provision of this Article IX, the liability of each Selling Shareholder to the Company shall not exceed the net amount received by each such Selling Shareholder (after deducting any underwriting discount) from the sale of the Shares pursuant to this Agreement.

                  (e) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to untrue statements or omissions, or alleged untrue statements of a material fact required to be stated therein or necessary to make the statements therein not misleading or omissions made in the documents referred to in the foregoing indemnity in reliance on and in conformity with written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the U.S. Representatives specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                  (f) Each Underwriter severally agrees to indemnify and hold harmless each of the Selling Shareholders, each of its directors and officers, and each person who controls such Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from each of the Selling Shareholders to each Underwriter, but only with respect to untrue statements or omissions, or alleged untrue statements of a material fact required to be stated therein or necessary to make the statements therein not misleading or omissions made in the documents referred to in the foregoing indemnity in reliance on and in conformity with written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the U.S. Representatives specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                  (g) Promptly after receipt by an indemnified party under this
Article IX of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Article IX, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under the applicable provisions of paragraphs
(a) through (f) above, unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification and reimbursement obligations provided in the applicable paragraphs (a) through (f) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party and any others the indemnifying party may designate in such proceeding in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including not more than two local counsels), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (h) In the event that the indemnity provided in paragraph (a) through (f) of this Article IX is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company, one or more of the Selling Shareholders or one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and by the Underwriters from the offering of the Shares; provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the net amount received by such Selling Shareholder (after deducting any underwriting discount) exceeds the amount of damages that any such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholders, respectively, shall be deemed to be equal to the total net proceeds, in the case of the Company, and the respective net proceeds to each Selling Shareholder, in the case of the Selling Shareholders, from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page and "Selling Stockholders" section of the Prospectus, respectively. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either the Company, the Selling Shareholders, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (h), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder (other than under this paragraph (h)) or otherwise. Notwithstanding the provisions of this paragraph (h), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Article IX, each person who controls an Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either Section 15 the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (h).

                  The respective obligations of the U.S. Underwriters and the International Underwriters to contribute pursuant to this Article IX are several in proportion to the principal amount of Shares set forth opposite their respective names in Schedules II and III hereto and not joint.


                                    ARTICLE X

                                  DEFAULT BY AN
                                   UNDERWRITER

                  If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedules II and III hereto bears to the aggregate number of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Shares set forth in Schedules II and III hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Article X, the Closing Date shall be postponed for such period, not exceeding seven days, as the U.S. Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.


                                   ARTICLE XI

                            TERMINATION OF AGREEMENT

                  This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if after the date hereof and prior to such time (i) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, a material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Shares, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National

Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) a banking moratorium has been declared by either federal or New York authorities.


                                   ARTICLE XII

                                    SURVIVAL

                  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters and the Selling Shareholders set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Article IX hereof, and will survive delivery of and payment for the Shares. The provisions of paragraph (f) of Article VII, Article VIII and Article IX hereof shall survive the termination or cancellation of this Agreement.


                                  ARTICLE XIII

                                     NOTICES

                  All communications hereunder will be in writing and effective only on receipt, and, if sent to each of the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified on the first page of this Agreement; if sent to Morgan Stanley Leveraged Equity Fund II, Inc., Morgan Stanley Leveraged Equity Holdings, Inc., Morgan Stanley Leveraged Equity Investors, Inc. or Morgan Stanley, Dean Witter, Discover & Co., will be mailed, delivered or telegraphed and confirmed to it at 1585 Broadway, New York, New York 10036, telefax number: (212) 762-6466, attention: Robert H. Neihaus; if sent to Mellon Bank, N.A., solely in its capacity as Trustee for First Plaza Group Trust (as directed by General Motors Investment Management Corporation), will be mailed, delivered or telegraphed and confirmed to it at 767 Fifth Avenue, New York, New York 10153, telefax number: (212) 418-3665, attention: Margaret M. Eisen; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 120 Tredegar Street, Richmond, Virginia 23219, telefax number: (804) 343-4609, attention of the Senior Vice President and General Counsel.

                                   ARTICLE XIV

                                  MISCELLANEOUS

                  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Article IX hereof, and no other person will have any right or obligation hereunder.

                  In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedules II or III hereto will be binding upon all the Underwriters.


                                   ARTICLE XV

                                  GOVERNING LAW

                  This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters. Alternatively, the execution of this Agreement by the Company and the Selling Shareholders and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopied or other written communications.

                                               Very truly yours,

                                               FORT JAMES CORPORATION


                                               By:
                                                    Name:
                                                    Title:

                                               FIRST PLAZA GROUP TRUST

                                               By:  Mellon Bank, N.A.,
                                                    as Trustee


                                               By:
                                                    Name:
                                                    Title:

                                               MORGAN STANLEY,
                                               DEAN WITTER, DISCOVER & CO.


                                               By:
                                                    Name:
                                                    Title:


                                               MORGAN STANLEY LEVERAGED
                                                    EQUITY FUND II, INC.


                                               By:
                                                    Name:
                                                    Title:



                                               MORGAN STANLEY LEVERAGED
                                                    EQUITY HOLDINGS, INC.


                                               By:
                                                    Name:
                                                    Title:

                                               MORGAN STANLEY EQUITY
                                                    INVESTORS, INC.


                                               By:
                                                    Name:
                                                    Title:


Accepted, ________________, 1998

MORGAN STANLEY & CO. INCORPORATED
   MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SMITH BARNEY INC.

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule II hereto.

By:  Morgan Stanley & Co. Incorporated


By:_______________________
     Name:
     Title:

MORGAN STANLEY & CO.
  INTERNATIONAL LIMITED
MERRILL LYNCH INTERNATIONAL
SMITH BARNEY INC.

Acting severally on behalf of themselves and the several International
  Underwriters named in Schedule III hereto.

By Morgan Stanley & Co. International Limited


By:
      Name:
      Title:

                                   SCHEDULE I

                              Selling Shareholders

                                                Number of                   Maximum Number of
Selling Shareholder                       Firm Shares to be Sold      Additional Shares to be Sold
-------------------                       ----------------------      ----------------------------
First Plaza Group Trust................

Morgan Stanley, Dean
Witter, Discover & Co..................

Morgan Stanley Leveraged
Equity Fund II, Inc....................

Morgan Stanley Leveraged
Equity Holdings, Inc...................

Morgan Stanley Equity
Investors, Inc.........................
                                          ----------------------      ----------------------------


Total..................................
                                          ======================      ============================



                                   SCHEDULE II

                                U.S. Underwriters


                                                              Number of
                                                              U.S. Firm
                                                              Shares to
      Underwriter                                            be Purchased
      -----------                                            ------------
Morgan Stanley & Co. Incorporated......................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.....
Smith Barney Inc.......................................
                                                             ------------
Total U.S. Firm Shares.................................
                                                             ============





                                  SCHEDULE III

                           International Underwriters

                                                          Number of
                                                        International
                                                          Shares To
         Underwriter                                     Be Purchased
         -----------                                    -------------
Morgan Stanley & Co. International Limited........
Merrill Lynch International.......................
Smith Barney Inc..................................
                                                        -------------

Total International Shares........................
                                                        =============






